UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2024
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HOME BANCSHARES, INC.
(Exact name of Registrant as Specified in Its Charter)
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Arkansas	001-41093	71-0682831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
719 Harkrider, Suite 100
Conway, Arkansas 72032
(Address of Principal Executive Offices) (Zip Code)
(501) 339-2929
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOMB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
The Company’s 2024 Annual Meeting of Shareholders was held on April 18, 2024. The following items of business were presented to the shareholders:
(1) The fifteen directors were elected as proposed in the Proxy Statement, under the caption “Election of Directors” with votes cast as follows:

	Total Vote For Each Director	Total Vote Withheld For Each Director	Total Broker Non-Vote For Each Director
John W. Allison	142,963,377	2,605,280	27,372,939
Brian S. Davis	138,952,437	6,616,220	27,372,939
Milburn Adams	143,495,830	2,072,827	27,372,939
Robert H. Adcock, Jr.	143,632,790	1,935,867	27,372,939
Mike D. Beebe	143,936,823	1,631,834	27,372,939
Jack E. Engelkes	142,953,522	2,615,135	27,372,939
Tracy M. French	141,681,149	3,887,508	27,372,939
Karen E. Garrett	144,384,489	1,184,168	27,372,939
J. Pat Hickman	97,427,681	48,140,975	27,372,939
James G. Hinkle	140,290,896	5,277,761	27,372,939
Alex R. Lieblong	140,266,219	5,302,438	27,372,939
Thomas J. Longe	140,835,685	4,732,972	27,372,939
Jim Rankin, Jr.	130,300,236	15,268,421	27,372,939
Larry W. Ross	144,426,960	1,141,697	27,372,939
Donna J. Townsell	141,578,310	3,990,347	27,372,939
(2) The Company’s executive compensation was approved as proposed in the Proxy Statement under the caption “Advisory (Non-Binding) Vote Approving Executive Compensation” with votes cast as follows: 134,974,967 votes for, 9,953,383 votes against, 640,306 votes abstaining and 27,372,939 broker non-votes.
(3) The shareholders recommended that the Company hold future advisory votes on the Company’s executive compensation every year, as proposed in the Proxy Statement under the caption “Frequency of Advisory Vote On Executive Compensation,” with votes cast as follows: 137,114,714 votes for every year, 621,165 votes for every two years, 7,141,416 votes for every three years, 691,360 votes abstaining and 27,372,939 broker non-votes. Based on the results of this advisory vote, our Board of Directors has determined that the Company will include an advisory vote on the Company’s executive compensation in its proxy materials every year until the next advisory vote on the frequency of such votes, which will occur no later than our Annual Meeting of Shareholders in 2030.
(4) The Audit Committee’s selection and appointment of the accounting firm of FORVIS, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 was ratified with votes cast as follows: 171,323,942 votes for, 1,217,749 votes against, 399,904 votes abstaining and zero broker non-votes.
Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present, but were not treated as votes cast on a proposal. Therefore, abstentions and broker non-votes did not have the effect of a vote for or against the proposal and were not counted in determining the number of votes required for approval.
No additional business or other matters came before the meeting or any adjournment thereof.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.

Date:	April 23, 2024	By:	/s/ Jennifer C. Floyd
Jennifer C. Floyd
Chief Accounting Officer